SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 12 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 28th day of February, 2002.

                                        THE WEISS FUND



                                        By:                       **
                                            ------------------------------------
                                                 Martin D. Weiss
                                                 President


*By: /s/ JOSEPH R. FLEMING
     ---------------------
         Joseph R. Fleming
         Attorney-in-fact


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                   Title                          Date


              **                 Trustee and                 February 28, 2002
-------------------------        President (Chief
Martin D. Weiss                  Executive Officer)



/s/ J. BARRY CLAUSE              Treasurer (Chief            February 28, 2002
-------------------              Financial Officer)
J. Barry Clause


               *                 Trustee                     February 28, 2002
-------------------------
Esther S. Gordon


               *                 Trustee                     February 28, 2002
-------------------------
Robert Z. Lehrer


               **                Trustee, Vice President     February 28, 2002
-------------------------        and Secretary
Clara A. Maxcy


               *                 Trustee                     February 28, 2002
-------------------------
Donald Wilk



*By: /s/ JOSEPH R. FLEMING
     ----------------------
         Joseph R. Fleming
         Attorney-in-fact

* Executed pursuant to powers of attorney filed with Registrant's Pre-Effective Amendment No. 2 to its Registration Statement.

** Executed pursuant to powers of attorney filed with this Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A.